1933 Act File No. 33-68090
                                                      1940 Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                       Post-Effective Amendment No. 13                [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT    [X]
                                     OF 1940
                              Amendment No. 12                        [X]

                          LORD ABBETT INVESTMENT TRUST
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                   Paul A. Hilstad, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485
------

         on (date) pursuant to paragraph (b) of Rule 485
------

         60 days after filing pursuant to paragraph (a) (1) of Rule 485
------

         on (date) pursuant to paragraph (a) (1) of Rule 485
------

   X     75 days after filing pursuant to paragraph (a) (2) of Rule 485
------

         on (date) pursuant to paragraph (a)(3) of Rule 485
------

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          LORD ABBETT INVESTMENT TRUST
                                      N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 13
                             Pursuant to Rule 481(a)

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 13 (the "Amendment") to the Registrant's Registration statement relates to the Core Series of the Registrant.

The other series of shares of the Registrant are listed below and are offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrant's Registration Statement as identified below. The following are separate series of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses contained in the prior Post-Effective Amendments, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

Post-Effective Amendment No. 11

         Limited Duration Government Series
         Balanced Series
         U.S. Government Securities Series

Post-Effective Amendment No. 12

         Strategic Core Series

Form N-1A                  Location In Prospectus or
Item No.                   Statement of Additional Information

1                          Cover Page
2                          Fee Table
3                          N/A
4 (a) (i)                  Cover Page
4 (a) (ii)                 Investment Objectives
4 (b) (c)                  How We Invest
5 (a) (b) (c)              Our Management; Last Page
5 (d)                      N/A
5 (e)                      Our Management
5 (f)                      N/A
5 (g)                      Purchases
6 (a)                      Cover Page
6 (b)  (c) (d)             N/A
6 (e)                      Cover Page; Purchases
6 (f)  (g)                 Dividends, Capital Gains
                           Distributions and Taxes
7 (a)                      Back Cover Page
7 (b) (c) (d)              Purchases

Form N-1A                Location In Prospectus or
Item No.                 Statement of Additional Information


8 (a)  (b) (c) (d)         Redemptions
                           Purchases, Redemptions and Shareholder Services
9                          N/A
10                         Cover Page
11                         Cover Page -- Table of Contents
12                         N/A
13 (a)  (b) (c) (d)        Investment Objectives and Policies
14                         Trustees and Officers
15 (a)  (b) (c)            Trustees and Officers
16 (a) (i)                 Investment Advisory and Other
                           Services
16 (a) (ii)                Trustees and Officers
16 (a) (iii)               Investment Advisory and Other
                           Services
16 (b)                     Investment Advisory and Other Services
16 (c)  (d) (e) (g)        N/A
16 (f)                     Purchases, Redemptions and Shareholder Services
16 (h)                     Investment Advisory and Other Services
16 (i)                     N/A
17 (a)                     Portfolio Transactions
17 (b)                     N/A
17 (c)                     Portfolio Transactions
17 (d) (e)                 N/A
18 (a)                     Cover Page
18 (b)                     N/A
19 (a) (b)                 Purchases; Redemptions and Shareholder Services;
                           Notes to Financial Statements
19 (c)                     N/A
20                         Taxes
21 (a)                     Purchases, Redemptions and Shareholder Services
21 (b) (c)                 N/A
22                         N/A
22 (b)                     Past Performance
23                         Financial Statements; Supplementary

LORD ABBETT
INVESTMENT TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

The Core Series ("we" or the "Series") is a separate series of Lord Abbett Investment Trust (the "Fund"). The Fund currently consists of five series. Only the Core Series and its only class of shares -- Class Y shares -- are being offered by this Prospectus. We seek income and capital appreciation to produce a high total return. In seeking this investment objective, the Series invests in U.S. Government debt securities, mortgage-backed securities and investment grade debt securities. There can be no assurance that we will achieve our objective. This Prospectus sets forth concisely the information about the Series and the Fund that a prospective investor should know before investing. Additional information about the Series and the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information."

The date of this Prospectus and of the Statement of Additional Information is March , 1998.

PROSPECTUS

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

        1       Investment Objective    2

        2       Fee Table               2

        3       How We Invest           2

        4       Purchases               6

        5       Our Management          7

        6       Dividends, Capital Gains
                Distributions and Taxes 8

        7       Redemptions             8
        8       Performance             9

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

Our investment objective is to seek income and capital appreciation to produce a high total return. In pursuit of this objective, the Series over time will have volatility approximating that of an average duration falling within a range of
2.5 and 6.5 years currently. Using the average duration of the Lehman Brothers Aggregate Bond Index (currently 4.5 years) as the center, the average duration range is established periodically by extending two years above and below this center. We will not change our investment objective without shareholder approval.

2 FEE TABLE

A summary of expenses of the Series is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

SHAREHOLDER TRANSACTION EXPENSES                            CLASS Y
(AS A PERCENTAGE OF OFFERING PRICE)                         SHARES
Maximum Sales Load(1) on Purchases
(See  "Purchases")                                          None
Deferred Sales Charge (See "Purchases")                     None
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE  NET  ASSETS)
Management  Fees(2)  (See "Our  Management")                0.50%
Other Expenses(2) (See "Our Management                      0.30%

Total Operating Expenses(2)                                 0.80%


EXAMPLE: Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.

                    1 year  3 years

Class Y Shares(3)     $8      $26

(1)Sales "load" is referred to as sales "charge" throughout this Prospectus.

(2)Although not obligated to, Lord, Abbett & Co .may waive its management fee and subsidize the expenses of the Series.

(3)These figures do not reflect a management fee waiver and expense subsidy from Lord, Abbett & Co.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Series.

3 HOW WE INVEST

The management of the Fund will allocate the Series' investments among the following three sectors of the fixed-income securities markets:

- U.S. GOVERNMENT DEBT SECURITIES SECTOR -- consisting primarily of debt obligations of the U.S. government, its agencies and instrumentalities ,

- MORTGAGE-BACKED SECURITIES SECTOR-- consisting of securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property, and

- INVESTMENT GRADE DEBT SECURITIES SECTOR -- consisting primarily of debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or the equivalent in management's opinion.

     Lord,Abbett & Co. ("Lord Abbett") will continuously review the allocation of assets among these three sectors and make adjustments as it deems appropriate. There is no fixed limit on allocations among the sectors. U.S. Government Debt Securities.

     U.S. Government securities include: (1) obligations issued by the U.S. Treasury, differing only in their interest rates, maturities and time of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), (b) the right of the issuer to borrow from the U.S. Treasury or (c) the credit of the instrumentality. Agencies and instrumentalities include the Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Farm Credit Bank, Student Loan Marketing Association, Tennessee Valley Authority, Financing Corporation and Resolution Funding Corporation. Obligations issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities include those so issued in a form separated into their component parts of principal and coupon payments, i.e., "component securities." A security backed by the U.S. Treasury or a U.S. Government agency, although providing substantial protection against credit risk, is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate and, accordingly, such securities will not protect investors against price changes due to changing interest rates. Longer maturity U.S. Government securities may exhibit greater price volatility in response to changes in interest rates than shorter maturity securities. In addition, certain U.S. Government securities may show even greater volatility if, for example, the interest payment component has been removed, as with zero coupon bonds.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (b) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage-backed securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by GNMA, FNMA and FHLMC are considered U.S. Government securities. The Series will not invest in mortgage-backed securities issued by private issuers unless they are rated, or the equivalent of, investment grade.

     Certain mortgage-backed securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

     The Series may invest in collateralized mortgage obligations ("CMOs") that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other of which receives some or all of the interest. Stripped securities that receive interest only ("IOs") are subject to increased volatility in price due to interest rate changes and have the additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Series will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only ("POs") are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages are considered liquid securities by management of the Series. All other IOs and POs will be considered illiquid.

     INVESTMENT GRADE DEBT SECURITIES. We may invest in debt securities which, at the time of purchase, are rated investment grade or are the equivalent in management's opinion. These investment grade debt securities include corporate bonds and debentures, mortgage-backed securities, corporate asset-backed securities and Yankees. Some of these are zero coupon securities and securities issued on a when-issued or delayed-delivery basis.

     OTHER POLICIES

   WHEN-ISSUED SECURITIES. We may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government and investment grade debt securities without amortizing any premiums. We do not start earning interest on these when-issued securities until settlement and often will sell them prior to settlement. This investment strategy is expected to contribute significantly to a portfolio turnover rate substantially in excess of 100% for the Series. This strategy will have little or no transaction cost or adverse tax consequences for the Series. Transaction costs normally will exclude brokerage because our fixed-income portfolio transactions are usually on a principal basis when using this strategy, and any mark-ups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value.

LENDING SECURITIES. We may engage in the lending of our portfolio securities. These loans may not exceed 30% of the value of the Series' total assets. In such an arrangement, the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

REPURCHASE AGREEMENTS. We may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to or in excess of, the value of the repurchase agreement.

CONVERSION RIGHTS AND WARRANTS. We may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium.

ILLIQUID SECURITIES. We may invest up to 15% of our net assets in illiquid securities. Securities which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, such as Rule 144A securities, will not be subject to this limit. Investment by the Series in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities.

BORROWING. We may not borrow in excess of 33 1/3% of our gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.

YANKEES. The Series may invest in the securities of foreign issuers payable in U.S. dollars issued inside the U.S. ("Yankees") which are included in the Lehman Brothers Aggregate Bond Index.

CORPORATE  ASSET-BACKED  SECURITIES.   Asset-backed  securities  are  fractional
interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Series. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

SHORT SALES. The Series may attempt to limit exposure to a possible market decline in the value of portfolio securities through short sales of securities which the management believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Series will borrow the security sold short to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Series is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Series will realize a gain if the security declines in price between the date of the short sale and the date on which the Series replaces the borrowed security. On the other hand, the Series will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Series may be required to pay in connection with a short sale. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
  The Series does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Series' net assets. A short sale is "against-the-box" to the extent that the Series contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

HEDGING TRANSACTIONS. To help protect the value of the Series' portfolio from interest rate fluctuations, the Series may engage in interest rate swaps and purchase interest rate "caps," "floors" and "collars." The Series will enter into these transactions primarily to preserve a return or spread on a particular investment or portions of its portfolio or to protect against any increase in the price of securities the Series anticipates purchasing. The Series intends to use these transactions as a hedge and not as a speculative investment. There is no assurance that these transactions will be successful. The Series will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Series may be obligated to pay.

Interest rate swaps are the exchange by the Series with another party of their respective commitments to pay or receive interest with respect to a notional (agreed upon) principal amount, for example, an exchange of floating rate payments for fixed rate payments. Interest rate swaps are generally entered into to permit the party seeking a floating or fixed rate obligation, as the case may be, the opportunity to acquire such obligation at a lower rate than is directly available in the credit market. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

The purchase of an interest rate cap entitles the purchasers, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

EURODOLLAR INSTRUMENTS. The Series may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instsruments are linked.

Investments in Eurodollar instruments which are traded on domestic and foreign securities exchanges may entail risks to the extent traded on foreign securities exchanges, including less regulation; foreign, political, legal and economic factors; less availability of information; different settlement practices and currency fluctuations.

OPTIONS AND FUTURES. The Series may deal in options on securities and options on securities indices, and futures transactions with respect to such securities, and options on such futures and short sales with respect to such options and futures. The Series may write (sell) call options and put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

RISKS OF OPTIONS, FUTURES AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. Risks inherent in the use of options and futures include: (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in securities indices; (2) imperfect correlation between the price of options and securities index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Series investments (such as short sales other than those "against the box," options and futures), in addition to other requirements, require that the Series segregate cash or liquid assets with its custodian to the extent Series obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Series to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

In the case of a futures contract or an option thereon, the Series must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of a futures contract.

In the case of short sales, the Series must provide collateral to the lender and (except for short sales "against the box") also maintain additional assets consisting of cash or liquid assets in a segregated account with the Series' custodian..

DURATION MANAGEMENT. Although the U.S. Government securities, zero coupon bonds, GNMA certificates, mortgage-backed securities, asset-backed securities, futures and options mentioned herein may be volatile, this volatility, while not eliminated, is managed by the policy of Lord Abbett to maintain the average duration of securities held by the Series within the average duration range mentioned above under "Investment Objective."

4 PURCHASES

CLASS Y SHARES. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

WHO MAY INVEST? Eligible purchasers of Class Y shares include (i) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with any account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; (ii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business; and (iii) employees and partners of Lord Abbett, directors (trustees) of Lord-Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. The minimum initial investment with respect to investors mentioned in
(iii) above is $1,000. Subsequent investments may be made in any amount. Certificates representing shares of the Fund will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense.

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent or through Lord Abbett Distributor. Place your order with your investment dealer or send it to the Core Series of Lord Abbett Investment Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for those investors mentioned in (iii) above. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

BUYING SHARES BY WIRE. To open an account, call 1-800 821-5129 to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - ----------------, Account Number:------------, FBO: (account name) and (account number.) Specify the Core Series of Lord Abbett Investment Trust, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - ------------, account number:-------------, FBO: (account name) and (account number). Specify the Core Series of Lord Abbett Investment Trust, note Class Y shares and include your account number and your name.

TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for shares of the same class of any other Lord Abbett-sponsored fund.

5 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett (herein referred to as "management"). We employ Lord Abbett as investment manager for the Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our trustees affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients.

The Fund's investment decisions are made by Robert Gerber. Mr. Gerber is Executive Vice President and Portfolio Manager of the Fund, and has served in this capacity since the date of this Prospectus. He joined Lord Abbett in July 1997 as Director of High Grade Fixed Income. Prior to joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager and Shareholder of Sanford C. Bernstein & Co., Inc. for five years.

Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .50%. Although Lord Abbett is not obligated to, it may waive part or all of the payment of the management fee and subsidize the Series' expenses from time to time after commencement of operations of the Series. The effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of .50% for the year subsequent to the Series' commencement of operations. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Series' ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be .80%.


6 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A capital gains distribution is made when the Series has net profits during the year from sales of securities. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year.

The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Dividends derived from the Series' ordinary income and net short-term capital gains are taxable to Shareholders at ordinary income rates. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

7 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to Lord Abbett Investment Trust - Core Series (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.


8 PERFORMANCE

YIELD AND TOTAL RETURN. Yield and total return data may, from time to time, be included in advertisements about the Series. The Series' "yield" is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the net asset value on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of the Series' shares derived from net investment income during a stated period by the net asset value on the last day of the period. Yields and dividend distribution rates for Series' shares is shown at net asset value without the deduction of any sales charge.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the net asset value. When total return is quoted for Series' shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Series' total return and yield.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

INVESTMENT MANAGER AND UNDERWRITER
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.
LAIT-1-597
(5/97)

LORD ABBETT
INVESTMENT TRUST
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203


LORD ABBETT
PROSPECTUS '97
MARCH   , 1998

          Application Inside

LORD ABBETT
INVESTMENT TRUST
CORE SERIES




LORD, ABBETT & CO.
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                           MARCH __, 1998

                          LORD ABBETT INVESTMENT TRUST
                                   CORE SERIES

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March __, 1998.

Lord Abbett Investment Trust (referred to as the "Fund") was organized as a Delaware business trust on August 16, 1993. The Fund's trustees have authority to create separate classes and series of shares of beneficial interest, without further action by shareholders. The Fund has five series -- U.S. Government Securities Series, Limited Duration U.S. Government Securities Series, Balanced Series, Strategic Core Series and a new series - Core Series. Only shares of the Core Series (sometimes referred to as "we" or the "Series") are offered in this Statement of Additional Information and those shares consist of Class Y shares. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Further classes or series may be added in the future. The Investment Company Act of 1940, as amended (the "Act") requires that where more than one class or series exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                      Page

1.       Investment Policies                                               2
2.       Trustees and Officers                                             5
3.       Investment Advisory and Other Services                            8
4.       Portfolio Transactions                                            9
5.       Purchases, Redemptions and Shareholder Services                  10
6.       Performance                                                      12
7.       Taxes                                                            12
8.       Information About the Fund                                       13
9.       Financial Statements                                             14

                                       1.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Series may not:
(1) borrow money, except that (i) the Series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the policies described in the Prospectus and the following investment policies which may be changed by the Board of Trustees without shareholder approval. The Series may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the series or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Series' prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such series.

LENDING PORTFOLIO SECURITIES

The Series may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Series' total assets. The Series' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the Series may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Series can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. The Series will comply with the following conditions whenever it loans securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

The Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement.) The Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements for the Series to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis. The Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

WHEN-ISSUED TRANSACTIONS

As stated in the Prospectus, the Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Series, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

SHORT SALES

With respect to 10% of the net assets of the Series, it may engage in short sales. When the Series sells short it shall put in a segregated account with its custodian bank an amount of cash or permitted securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or permitted securities required to be deposited as collateral with the broker in connection with the short sale (excluding the proceeds from the short sale). Until the Series replaces the borrowed security, it must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the greater of (1) the current market value of the securities sold short or (2) the market value of the securities at the time they were sold short.

AVERAGE DURATION

The Series limits its average dollar weighted portfolio duration to a range of between two years more than and two years less than the Lehman Brothers Aggregate Bond Index. Using the average duration of this index (currently 4.5 years) as the center, the average duration range is established periodically by extending 2 years above and below this center. However, many of the securities in which the Series invests will have remaining durations in excess of 6.5 years.

Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Series' average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

PORTFOLIO TURNOVER

The Series portfolio turnover rate for its first year of operation is expected to be between 100% and 150%. As discussed above, the Series may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If this investment technique is used, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because the Series' fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.


                                       2.
                              TRUSTEES AND OFFICERS

The following trustees are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also an officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.


                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997
(1)                                 (2)                       (3)                       (4)

                                                                                        For Year Ended
                                                              Equity-Based              December 31, 1997
                                                              Benefits Accrued          Total Compensation
                                    Aggregate                 by each Fund and          Accrued by each Fund and
                                    Compensation              Twelve Other Lord         Twelve Other Lord
                                    Accrued by                Abbett-sponsored          Abbett-sponsored
NAME OF DIRECTOR                    THE FUND1                 FUNDS2                    FUNDS3


E. Thayer Bigelow                   $10,580                   $16,641                   $56,000
Stewart S. Dixon                    $10,388                   $32,015                   $55,000
John C. Jansing                     $10,388                   $46,430                   $55,000
C. Alan MacDonald                   $10,843                   $29,994                   $57,400
Hansel B. Millican, Jr.             $10,438                   $38,069                   $55,000
Thomas J. Neff                      $10,528                   $18,804                   $56,000


     1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of November 30, 1997, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $39,081; Mr. Dixon, $107,152; Mr. Jansing, $142,903; Mr.
          MacDonald, $84,555; Mr. Millican, $143,927 and Mr. Neff, $143,008. If the amounts deemed invested in Fund shares were added to each trustee's actual holdings of Fund shares as of November 30, 1997, each would own, the following: Mr. Bigelow, _______ shares; Mr. Dixon, _______shares; Mr. Jansing, _______ shares; Mr. MacDonald,
          ________shares; Mr. Millican, _______ shares; Mr. Neff, _______ shares.

     2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors(trustees) may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, were amended during 1996 to, among other things, enable outside directors(trustees) to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors(trustees) made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended November 30, 1997 with respect to the equity-based plans. Under the 1996 amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a trustee's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees; Robert Gerber, age 43 (with

Lord Abbett since 1997, formerly Senior Portfolio Manager of Sanford C. Bernstein & Co.), Executive Vice President; Paul A. Hilstad, age 55 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.), Vice President and Secretary; Stephen I. Allen, age 44; Zane E. Brown, age 46; Daniel E. Carper, age 46; Daria Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 55;
Robert G. Morris, age 53, Robert Noelke, age 41; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP) Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of December 26, 1997 Lord, Abbett & Co. owned all of our shares. Therefore, those trustees and officers that are also partners of Lord, Abbett & Co. own, as a group, 100% of our outstanding shares.


                                       3.
                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor trustees of the Fund are W. Thomas Hudson and Michael B. McLaughlin. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .50 of 1%. Although Lord Abbett is not obligated to, it may waive part or all of the payment of the management fee and subsidize part or all of the Series' expenses from time to time after commencement of operations of the Series. The effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of
 .50% for the year subsequent to the Series' commencement of operations.

The Series pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent public accountants of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

Bank of New York, 40 Wall Street, New York, New York, is the Fund's custodian.


                                       4.
                             PORTFOLIO TRANSACTIONS

It is expected that purchases and sales of the Series' fixed-income portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28
(e) of the Securities Exchange Act of 1934.

The Series' policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that we may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.


                                       5.
                             PURCHASES, REDEMPTIONS
                            AND SHAREHOLDER SERVICES

Securities in the Series' portfolio are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded or, if there is no sale, at the mean between the last bid and asked prices on such exchange or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

With respect to the foreign assets of the Series, all assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the New York Stock Exchange
("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The offering price of Class Y shares of the Series for the period indicated below were computed as follows:

                                                     DECEMBER 26, 1997
                                                     CORE SERIES


Net asset value per share (net assets divided
  by shares outstanding)                             $10.01



EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for those of the same class of Lord Abbett-sponsored funds currently offered to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the corresponding class of the Series' shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed in an exchange of Class Y shares of one Lord Abbett-sponsored fund for those of another. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and any series of Lord Abbett Research Fund not offered to the general public ("LARF").

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                       6.
                                   PERFORMANCE

The Series computes the average annual compounded rate of total return for its Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class Y shares, no sales charge with respect to the Series (as a percentage of the offering price) is deducted from the initial investment . Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our net asset value per share on the last day of the period. This is determined by finding the following quotient: take the Series' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii) the Series' net asset value per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class Y shares is shown based on the Fund's net asset value per share.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      TAXES

The value of any shares redeemed, repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" which you received with respect to such shares. Losses on the sale of Series shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations.

As described in the Prospectus under "Risk Factors," the Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains and the applicability of United States gift and estate taxes to non-United States persons who own Series shares.

                                       8.
                           INFORMATION ABOUT THE FUND

SHAREHOLDER LIABILITY. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund or any series and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

GENERAL. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to each Series, and constitute the underlying assets of such Series. The underlying assets of each Series are recorded on the books of account of the Fund, and are to be charged with the liabilities with respect to such Series and with a share of the general expenses of the Fund. Expenses with respect to the Fund are to be allocated in a manner and on a basis (generally in proportion to relative assets) deemed fair and equitable by the trustees. In the event of the dissolution or liquidation of the Fund, the holders of the shares of each Series are entitled to receive as a class the underlying assets of such Series available for distribution.

Under the Fund's Declaration of Trust, the trustees may, upon shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund or any Series to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund or any Series may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund or any Series, as applicable.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Fund to the extent contemplated by the recommendations of such Advisory Group.


                                       9.
                              FINANCIAL STATEMENTS

The financial statements for fiscal year ended November 30, 1997 and the report of Deloitte & Touche LLP, independent public accountants, on such annual financial statements contained in the 1997 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements Part A - Financial Highlights for the period November 4, 1993 (commencement of operations - Limited Duration Government Series) to October 31, 1994 and the fiscal years ended October 31, 1995, 1996 and the six months ended July 30, 1997; the period December 27, 1994 (commencement of operations - Balanced Series) to October 31, 1995 and the fiscal year ended October 31, 1996 and the six months ended July 30, 1997.

     Part B - Statement of Net Assets at October 31, 1996 and the six months ended July 30, 1997. Statement of Operations for the year ended October 31, 1996 and the six months ended July 30, 1997.

     (b)  Exhibits -

          99.B1     Form of Amendment to Declaration of Trust*
          99.B5     Form of Addendum to Management Agreement between Lord
                    Abbett Investment Trust and Lord Abbett & Co.*
          99.B6     Form of Distribution Agreement**
          99.B11    Consent of Deloitte & Touche.**
          Ex. 27    Financial Data Schedule*


          *         Filed herewith.
          **        To be filed.
          ***       Incorporated by Reference to Post-Effective Amendment No.

          Exhibit items not listed above have either already been filed or are not applicable.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.


Item 26.  NUMBER OF RECORD HOLDERS OF SECURITIES
          (as of December 5, 1997)


U.S. Government Securities    85,278  -(Class A)
                                 472  -(Class B)
                               4,959  -(Class C)


Limited Duration Government      202  -(Class A)
                                 183  -(Class C)


Balanced                         913  -(Class A)
                                 917  -(Class C)

Item 27. INDEMNIFICATION

The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or
(b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this
Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as  indemnification  for liability  arising under the  Securities Act of

1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Lord, Abbett & Co. acts as investment manager and/or principal underwriter for twelve other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,700 private accounts. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

         John J. Walsh
         Trustee
         Brooklyn Hospital
         Parkside Avenue
         Brooklyn, N.Y.


Item 29. PRINCIPAL UNDERWRITER

(a)      Lord Abbett Affiliated Fund, Inc.
         Lord Abbett Bond-Debenture Fund, Inc.
         Lord Abbett Mid-Cap Value Fund, Inc.
         Lord Abbett Developing Growth Fund, Inc.
         Lord Abbett Tax-Free Income Fund, Inc.
         Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust
         Lord Abbett Global Fund, Inc.
         Lord Abbett Equity Fund
         Lord Abbett Series Fund, Inc.
         Lord Abbett Research Fund, Inc.
         Lord Abbett Securities Trust

INVESTMENT ADVISER

American Skandia Trust (Lord Abbett Growth and Income Portfolio)

     (b) The partners of Lord, Abbett & Co. which is the sole managing member of Lord Abbett Distributor LLC, the principal underwriter for the funds mentioned in (a) above are:

         Name and Principal         Positions and Offices
         BUSINESS ADDRESS (1)       WITH REGISTRANT

         Robert S. Dow              Chairman and President
         Paul A. Hilstad            Vice President & Secretary
         Stephen I. Allen           Vice President
         Zane E. Brown              Vice President
         Daniel E. Carper           Vice President
         Daria L. Foster            Vice President
         Robert G. Morris           Vice President
         Robert J. Noelke           Vice President
         E. Wayne Nordberg          Vice President
         John J. Walsh              Vice President

               The other general partners of Lord Abbett & Co. who are neither officers nor trustees of the Registrant are Michael McLaughlin and W. Thomas Hudson.

               (1) Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

         (c)      Not applicable


Item 30. LOCATION OF ACCOUNTS AND RECORDS

          Registrant  maintains  the  records,  required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord,Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

          Certain records such as correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. MANAGEMENT SERVICES

         None.


Item 32. UNDERTAKINGS

          (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of December, 1997

                                                    LORD ABBETT INVESTMENT TRUST


                                                    By      S/ Robert S. Dow
                                                           Robert S. Dow
                                                           Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                                   Chairman, President
S/ Robert S. Dow                   and Trustee                        12/31/97
Robert S. Dow                      (Title)                             (Date)


                                   Vice President and
S/ Keith F. O'Connor               Chief Financial Officer             12/31/97
Keith F. O'Connor                  (Title)                             (Date)


S/ E. Wayne Nordberg               Trustee                            12/31/97
E. Wayne Nordberg                  (Title)                             (Date)


S/ Stewart S. Dixon                Trustee                            12/31/97
Stewart S. Dixon                   (Title)                             (Date)


S/ John C. Jansing                 Trustee                            12/31/97
John C. Jansing                    (Title)                             (Date)


S/ C. Alan MacDonald               Trustee                            12/31/97
C. Alan MacDonald                  (Title)                             (Date)


S/ Hansel B. Millican, Jr.         Trustee                            12/31/97
Hansel B. Millican, Jr.            (Title)                             (Date)


S/ Thomas J. Neff                  Trustee                            12/31/97
Thomas J. Neff                     (Title)                             (Date)


S/ E. Thayer Bigelow               Trustee                            12/31/97
E. Thayer Bigelow                  (Title)                             (Date)